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Exhibit 32.2

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report on Form 10-Q of DRS Technologies, Inc. for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard A. Schneider, Chief Financial Officer of DRS Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DRS Technologies, Inc.

Dated: February 17, 2004	By:	/s/ RICHARD A. SCHNEIDER Richard A. Schneider Chief Financial Officer

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Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002